Exhibit 10.22

ZP HOLDINGS, INC. PLEDGE AGREEMENT

This ZP HOLDINGS, INC. PLEDGE AGREEMENT, dated as of June 3, 2014 (together with all amendments, restatements, supplements or other modifications, if any, from time to time hereto, this “Agreement”) among ZP Holdings, Inc., a Delaware corporation (“Pledgor”), and Hercules Technology Growth Capital, Inc., a Maryland corporation (“Hercules”) (together with any future assignees and successors, the “Secured Party”).

W I TN E S S E T H:

WHEREAS, Pledgor is the record and beneficial owner of 100% of the capital stock of Zosano Pharma, Inc., a Delaware corporation (“Pledged Entity”), as set forth on Schedule I hereto (the “Initial Pledged Stock”);

WHEREAS, Pledged Entity has agreed to enter into that certain Loan and Security Agreement of even date herewith with Hercules (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “LSA”) and the other Loan Documents (as defined therein) in connection therewith;

WHEREAS, Pledgor has agreed to enter into that certain Joinder Agreement of even date herewith with Hercules (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Joinder”);

WHEREAS, Pledgor and Pledged Entity both benefit from the terms of the LSA, the Joinder and the other Loan Documents; and

WHEREAS, in order to induce Hercules to agree to the terms of the LSA and the other Loan Documents, Pledgor has agreed to pledge the Pledged Collateral to Secured Party in accordance herewith.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Hercules to enter into the LSA and other Loan Documents, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the LSA are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Additional Pledged Stock” means all capital stock of Pledged Entity acquired by Pledgor after the date hereof.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended or supplemented from time to time, or any successor statute, and any and all rules and regulations issued or promulgated in connection therewith.

“Default” means the occurrence of an Event of Default or the breach of this Agreement.

Collateral Pledge Agreement – ZP Holdings, Inc.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) any purchase option, call or similar right of a third party with respect to any Pledged Stock.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Stock” means Initial Pledged Stock and any Additional Pledged Stock.

“Proceeds” has the meaning set forth in Section 9-102(a)(64) of the UCC.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of California; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

2. Pledge. Pledgor hereby pledges and grants to Secured Party a first priority security interest in all of the following (collectively, the “Pledged Collateral”):

(a) The Pledged Stock and the certificates representing the Pledged Stock, if any, any securities entitlements relating thereto, including all voting rights associated with the Pledged Stock, and all cash or non-cash dividends and distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b) All options, rights or other agreements relating to the Pledged Stock or the Pledged Entity;

(c) All rights of Pledgor under any shareholder or voting trust agreement or similar agreement; and

(d) All Proceeds of the foregoing.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations of any kind under or in connection with the LSA, the Joinder, the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4. Delivery of Pledged Collateral. All certificates and instruments, if any, evidencing the Initial Pledged Stock shall be delivered to Secured Party on or prior to the date hereof and held by or on behalf of Secured Party pursuant hereto. All certificates and instruments, if any, evidencing any

Collateral Pledge Agreement – ZP Holdings, Inc.

Additional Pledged Stock or other Pledged Collateral shall be delivered to Secured Party promptly after Pledgor acquires rights therein and held by or on behalf of Secured Party pursuant hereto. All Pledged Stock or other Pledged Collateral delivered to the Secured Party shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

5. Representations and Warranties. Pledgor represents and warrants to Secured Party that:

(a) Pledgor is, and at the time of delivery of the Pledged Stock to Hercules will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement);

(b) Pledgor has the corporate power and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Secured Party as provided herein;

(c) As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock;

(d) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(e) All of the Initial Pledged Stock was validly issued to Pledgor, and any purchasers of the Pledged Stock will not have any obligation to make additional payments to the Pledged Entity or its creditors or contributions to the Pledged Entity or its creditors solely by reason of the purchasers’ purchase of the Pledged Stock.

(f) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid security interest in favor of the Secured Party in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

(g) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(h) Pledgor has been duly incorporated under the laws of the state of Delaware and remains validly existing in good standing under the laws of Delaware. The full legal name of Pledgor is as set forth on the signature pages hereof and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name); and

(i)	No effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Pledged Collateral is on file in any filing or recording office.

Collateral Pledge Agreement – ZP Holdings, Inc.

6. Covenants and Agreements. Pledgor covenants and agrees that:

(a) Without the prior written consent of Secured Party, Pledgor will not (i) sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to (x) the Pledged Collateral, or (y) any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or (ii) grant a Lien in the Pledged Collateral;

(b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Secured Party from time to time may reasonably request in order to ensure to Secured Party the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by Secured Party with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Secured Party, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

(c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Secured Party in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

(d) Pledgor hereby irrevocably consents to the transfer and conveyance of the Pledged Stock in the event that the Secured Party exercises its rights pursuant to Section 8(a) upon a Default. Pledgor further covenants to take any such actions as may be reasonably necessary to effectuate the rights of the Secured Party pursuant to Section 8.

7. Voting Rights. So long as Secured Party shall not have given notice to Pledgor that a Default has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement. Upon the occurrence and during the continuance of a Default of which the Secured Party shall have given Pledgor notice, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and, all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights.

8. Defaults and Remedies; Proxy.

(a) Upon the occurrence of and during the continuation of any Default, and concurrently with written notice to Pledgor, Secured Party (personally or through an agent) may exercise one or more of the following rights or remedies: (i) to exercise the voting and all other rights as a holder with respect to the Pledged Stock; (ii) to collect and receive all cash dividends, interest, principal and other distributions made on the Pledged Stock; or (iii) to collect and receive all cash dividends, interest, principal and other distributions made on the Pledged Stock; or (iii) to exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including the right to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral. Any sale shall be made at a public or private sale at Secured Party’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Secured Party may deem fair, and Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the

Collateral Pledge Agreement – ZP Holdings, Inc.

highest bidder, but Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. UPON THE OCCURRENCE OF AND DURING THE CONTINUATION OF ANY DEFAULT, PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL FOR THE CONTINUATION OF THE DEFAULT UNTIL SUCH TIME AS THE DEFAULT IS CURED OR THE PLEDGED STOCK ARE SOLD IN ACCORDANCE WITH SECTION 8(a)(iii). THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED STOCK WOULD BE ENTITLED (INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK, WITH FULL POWER OF SUBSTITUTION TO DO SO). SUCH PROXY SHALL BECOME EFFECTIVE AS SET FORTH IN THIS SECTION 8(a), AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED STOCK ON THE RECORD BOOKS OF PLEDGED ENTITY) BY ANY PERSON (INCLUDING PLEDGED ENTITY OR ANY OFFICER OR SECURED PARTY THEREOF). NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”), Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8 and the UCC, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, subject to the requirements of the UCC, Secured Party in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such

Collateral Pledge Agreement – ZP Holdings, Inc.

Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c) Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause 8(b) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and Pledged Entity would agree to do so.

(d) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of a Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. No failure or delay on the part of Secured Party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(e) Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. Waiver. No delay on Secured Party’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Secured Party’s rights as against Pledgor in any respect.

10. Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party provided that the Secured Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Pledgor to the acquirer, the surviving entity or the entity that controls such surviving entity in the event of its merger or consolidation or change in

Collateral Pledge Agreement – ZP Holdings, Inc.

control or similar transaction of the Secured Party.

11. Termination. This Agreement shall terminate and, except as otherwise provided herein, all of the Pledgor’s obligations hereunder shall terminate upon the earlier of: (i) the sale of the Pledged Stock pursuant to Section 8(a)(iii) of this Agreement, (ii) the payment in full and/or satisfaction of any and all Secured Obligations, (iii) the dissolution and winding up of the Pledged Entity and ensuing distribution of proceeds and (iv) the liquidation of the Pledged Entity and ensuing distribution of proceeds.

12. Lien Absolute and Unconditional; Waiver of Suretyship Defenses.

(a) All rights of Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of, and Pledgor hereby waives any defense based on:

(i) any lack of validity or enforceability of the LSA, Joinder or other Loan Documents or any other agreement or instrument governing or evidencing any Secured Obligations;

(ii) any defense, set-off or counterclaim (other than a defense of payment in full) which may at any time be available to or be asserted by Pledgor or any other Person against Secured Party;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the LSA, Joinder or other Loan Documents or any other agreement or instrument governing or evidencing any Secured Obligations;

(iv) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(v) the insolvency of Pledgor;

(vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor; or

(vii) any exchange, release and/or surrender of all or any of the collateral securing the Secured Obligations (including, without limitation, the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Secured Party may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the LSA or other Loan Documents, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Secured Party’s part shall in any event affect or impair this Agreement.

(b) Pledgor hereby waives any and all notice of the creation, renewal, extension or accrual of

Collateral Pledge Agreement – ZP Holdings, Inc.

any of the Secured Obligations and notice of or proof of reliance by Secured Party upon Pledgor’s obligations under this Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon Pledgor’s obligations under this Agreement; and all dealings between Pledgor, on the one hand, and Secured Party, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon Pledgor’s obligations under this Agreement.

(c) Pledgor hereby waives diligence, presentment, demand or protest (to the extent permitted by applicable law) of any kind in connection with this Agreement or any collateral securing the Secured Obligations, including, without limitation, the Pledged Collateral. Except for notices provided for herein, Pledgor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any collateral securing the Secured Obligations, including, without limitation, the Pledged Collateral. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against Pledgor, Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Pledgor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from Pledgor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Pledgor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve Pledgor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Secured Party against Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

13. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or Pledged Entity for liquidation or reorganization, should Pledgor or Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14. Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 15 is not applicable) arising in or under or related to this Agreement may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 18, and shall be deemed effective and received as set forth in Section 18. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

Collateral Pledge Agreement – ZP Holdings, Inc.

15. Mutual Waiver of Jury Trial / Judicial Reference.

(a) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF PLEDGOR AND SECURED PARTY SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST SECURED PARTY OR ITS ASSIGNEE OR BY SECURED PARTY OR ITS ASSIGNEE AGAINST PLEDGOR. This waiver extends to all such Claims, including Claims that involve Persons other than Pledgor and Secured Party; Claims that arise out of or are in any way connected to the relationship between Pledgor and Secured Party; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, the LSA or any other Loan Document.

(b) If the waiver of jury trial set forth in Section 15(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.

(c) In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 14, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

16. Miscellaneous.

(a) Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Pledgor agrees to promptly reimburse Secured Party for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Secured Party in connection with the administration and enforcement of this Agreement.

(c) Neither Secured Party, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, SECURED PARTY AND ITS SUCCESSORS AND ASSIGNS AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF SECURED PARTY AND PLEDGOR. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF THE SUBJECT MATTER HEREOF (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN

Collateral Pledge Agreement – ZP Holdings, Inc.

ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN ANY CHOICE OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAW OF THE STATE OF CALIFORNIA).

(e) In the event any arbitration, court action or other enforcement activity is undertaken by either party, the prevailing or non-breaching party shall be entitled to its out-of-pocket costs, including court costs and reasonable attorney’s fees incurred therein in addition to any other relief to which such party may be entitled.

17. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

18. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

(a) If to Secured Party, at:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Legal Department

Attention: Chief Legal Officer and Himani Bhalla

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Facsimile: 650-473-9194

Telephone: 650-289-3060

(b) If to Pledgor, at:

ZP Holdings, Inc.

34790 Ardentech Court

Fremont, CA 94555

Attn: Chief Executive Officer

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 16), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent,

Collateral Pledge Agreement – ZP Holdings, Inc.

approval, declaration or other communication.

19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

20. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

21. Benefit of Secured Party. All security interests granted or contemplated hereby shall be for the benefit of Secured Party, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to those obligations owed to Secured Party under or in connection with the terms of the LSA, Joinder or other Loan Documents entered into in connection therewith.

[signature page follows]

Collateral Pledge Agreement – ZP Holdings, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ZP Holdings, Inc.

Signature:	/s/ Vikram Lamba

Print Name:	Vikram Lamba

Title:	CEO

Accepted in Palo Alto, California:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:	/s/ Ben Bang
Print Name:	Ben Bang
Title:	Senior Counsel

[Signature Page to ZP Holdings, Inc. Pledge Agreement]

Collateral Pledge Agreement – ZP Holdings, Inc.

SCHEDULE I

Name	Number of Shares	Class/Series

Zosano Pharma, Inc.	1,000	Common Stock

Collateral Pledge Agreement – ZP Holdings, Inc.